UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2016

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SPX FLOW Inc. (the “Company”) held its Annual Meeting on May 11, 2016. The results for each matter voted on by the stockholders at the Annual Meeting were as follows:
Proposal 1: Election of Directors

Director	Term Expiring	For	Against	Abstain	Broker Non-votes
Anne K. Altman	2019	31,737,086	259,575	2,225,665	3,218,228
Patrick D. Campbell	2019	29,432,616	2,591,061	2,198,649	3,218,228
Marcus G. Michael	2019	33,800,686	310,257	111,383	3,218,228
Each of the directors was elected for a term expiring in 2019.
Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-votes
31,371,190	2,716,675	134,461	3,218,228
A majority of votes cast in the advisory vote were for approval of the compensation of the Company’s named executive officers.
Proposal 3: Advisory vote to recommend the frequency of non-binding stockholder votes to approve the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstain	Broker Non-votes
29,050,220	198,711	4,722,708	250,687	3,218,228
A majority of votes cast in the advisory vote were for a non-binding approval of the compensation of the Company’s named executive officers every year.
Proposal 4: Re-approval of material terms allowing for the granting of certain performance-based awards under the SPX FLOW Stock Compensation Plan for purposes of qualifying the Company’s executive compensation for deductibility under Section 162(m) of the Internal Revenue Code

For	Against	Abstain	Broker Non-votes
32,469,799	1,633,259	119,268	3,218,228
A majority of votes present or represented by proxy in the advisory vote were for re-approval of material terms allowing for the granting of certain performance-based awards under the SPX FLOW Stock Compensation Plan for purposes of qualifying the Company’s executive compensation for deductibility under Section 162(m) of the Internal Revenue Code.
Proposal 5: Re-approval of material terms allowing for the granting of certain performance-based awards under the SPX FLOW Executive Annual Bonus Plan for purposes of qualifying the Company’s executive compensation for deductibility under Section 162(m) of the Internal Revenue Code

For	Against	Abstain	Broker Non-votes
32,588,275	1,477,744	156,307	3,218,228
A majority of votes present or represented by proxy in the advisory vote were for re-approval of material terms allowing for the granting of certain performance-based awards under the SPX FLOW Executive Annual Bonus Plan for purposes of qualifying the Company’s executive compensation for deductibility under Section 162(m) of the Internal Revenue Code.

Proposal 6: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2016

For	Against	Abstain
34,609,500	206,739	2,624,315
As a result, the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountants in 2016 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: May 17, 2016	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel